John Hancock Variable Insurance Trust

Supplement dated November 22, 2019 to the current

Prospectus (the “Prospectus”), as may be supplemented

Core Bond Trust (the “fund”)

Effective on December 31, 2020, Thomas O’Connor, CFA will be retiring as a portfolio manager of the fund. Accordingly, all references to Mr. O’Connor as a portfolio manager of the fund will be removed from the Prospectus at that time. Following Mr. O’Connor’s retirement, Maulik Bhansali, CFA and Jarad Vasquez will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Variable Insurance Trust

Supplement dated November 22, 2019 to the current

Statement of Additional Information (the “SAI”), as may be supplemented

Core Bond Trust (the “fund”)

Effective on December 31, 2020, Thomas O’Connor, CFA will be retiring as a portfolio manager of the fund. Accordingly, all references to Mr. O’Connor as a portfolio manager of the fund will be removed from the SAI at that time. Following Mr. O’Connor’s retirement, Maulik Bhansali, CFA and Jarad Vasquez will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the SAI and retain it for future reference.